UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST REPORTED EVENT - JULY 14, 2006


                        MIDLAND INTERNATIONAL CORPORATION
             (Exact name of Registrant as specified in its charter)


              NEVADA                  000-28315               84-1517404
  (State or other jurisdiction of    (Commission            (IRS Employer
           incorporation)            File Number)       Identification Number)


                                765 15TH SIDEROAD
                        KING CITY ONTARIO CANADA L7B 1K5
                    (Address of principal executive offices)


                          (905) 773-1987 (Registrant's
                     telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM  5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER.

Midland International Corporation, (the "Company") announced that on on July 12, 2006, Mr. Gary Hokkanen voluntarily resigned as Chief Financial Officer of the Company. Mr. Hokkanen has served in this capacity since October 2004.

In the interim, Mr. Simmonds will act as Chief Financial Officer of the Company.

This resignation was voluntary, neither involved a disagreement with the Company on any matter relating to the Company's operations, policies or practices.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Midland International Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        MIDLAND INTERNATIONAL CORPORATION

Dated:  August 14, 2006

                                        By: /s/ John G. Simmonds
                                               -----------------------
                                            Name:  John G. Simmonds
                                            Title: President/CFO/Director